Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the first amended annual report of Millstream Ventures, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended March 31, 2011, as filed with the Securities and Exchange Commission (the “Report”), the undersigned chief executive officer and principal financial officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  July 29, 2011

/s/ William C. Gibbs

William C. Gibbs, President

(Chief Executive Officer and Principal

Financial Officer)